UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2004


                           PAR TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                       1-09720                 16-1434688
-------------------------------      ----------------        -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


     PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY      13413-4991
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         (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (315) 738-0600
                                                           --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On September 10, 2004, PAR Technology Corporation (the "Company") and its wholly-owned subsidiary, PSMS Acquisition Inc. (the "Subsidiary"), entered into a definitive agreement with Springer-Miller Systems, Inc. ("Springer-Miller") and John Springer-Miller pursuant to which the Subsidiary has agreed to purchase substantially all of the assets (including the equity interests in each of Springer-Miller International, LLC and Springer-Miller Canada, ULC), and assume certain liabilities, of Springer-Miller. The estimated purchase price of the assets will be approximately $16.1 million plus an amount equal to the cash and cash equivalents held by Springer-Miller and its subsidiaries at closing, which purchase price shall consist of $3 million worth of Company common stock and the remainder in cash. A portion of the purchase price shall be delivered into escrow as a source of payment for adjustments to the purchase price and any indemnification claims that may arise. The transaction is expected to close during the fourth quarter of the Company's fiscal year pending satisfaction of certain customary conditions.

     Springer-Miller, based in Stowe, Vermont, is a developer of software for hotel and restaurant management. Following the closing, Springer-Miller's current senior management team will operate the acquired business as a subsidiary of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PAR TECHNOLOGY CORPORATION



Date:  September 16, 2004                   By:  /s/ Ronald J. Casciano
                                                 -------------------------------
                                                 Ronald J. Casciano
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer